                                                   Thrivent Variable Life Account I
                                           Supplement to Prospectuses Dated October 31, 2002
                                                                  for
                                      Flexible Premium Variable Universal Life Insurance Contract
                                              Issued by Thrivent Financial for Lutherans

Effective at the close of business on April 25, 2003:
o  the Aggressive Growth Subaccount, Equity Income Subaccount, and Money Market Subaccount are no longer investment options for your Contract.
o  the Value Subaccount and a new Money Market Subaccount will be added as investment options to your contract.

The two new Subaccounts correspond to the Value Portfolio and the Money Market Portfolio of LB Series Fund, Inc.  The investment objectivesof the two new Portfolios are as follows:

Value Portfolio: To achieve long-term growth of capital.

Money Market Portfolio: To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

These changes do not affect the Contract Owner Transaction Expenses or the Variable Account Annual Expenses.   With these changes,
the minimum and maximum total operating expenses charged by the Portfolios that you pay periodically during the time that you own the Contract will change.  More detail concerning the fees and expenses of the Portfolios of the Funds is contained in the prospectus for each Fund.

         Total Annual Portfolio Operating Expenses (*)                                 Minimum           Maximum
         (expenses that are deducted from the Portfolio assets, including
          management fees and other expenses)                                           0.35%             1.55%

*Certain  expenses were  voluntarily  reimbursed or waived during 2002.  After taking these voluntary  arrangements  into account, the range (minimum and maximum) of total operating  expenses charged by the Portfolios  would have been 0.35% to 1.00%. The reimbursements and waivers may be discontinued at any time.

                                            The date of this Supplement is April 25, 2003.